                                                                   EXHIBIT 10.15


[*] Confidential Treatment has been requested for certain portions of this exhibit.


               CONTENT LICENSE AND CHANNEL SPONSORSHIP TERM SHEET

This agreement ("Agreement") is entered into as of the [*] ("Effective Date"), by and between Excite, Inc., a California corporation, located at 555 Broadway, Redwood City, California 94063 ("Excite"), and Auto-By-Tel, a California corporation, located at 18872 MacArthur Blvd., #200, Irvine, California, 92612-1400 ("Auto-By-Tel").

                                    RECITALS

A. Excite maintains a site on the Internet at http://www.excite.com and owns and/or manages related Web sites worldwide (collectively, the "Excite Network") which, among other things, allow its users to search for and access content and other sites on the Internet.

B. Within the Excite Network, Excite currently organizes certain content into topical channels, including the Excite Automotive Channel.

C. Excite also maintains and/or manages certain Web pages which may be delivered to users via email, desktop "channels" or Internet "push" technologies (collectively, "Broadcast Pages") which may incorporate content supplied to Excite by third parties for the purpose of providing value to Excite users and providing access to the content, products and/or services of such third parties.

D. Auto-By-Tel owns or has the right to distribute certain content relating to online automobile buying and maintains a related site on the Internet at http://www.autobytel.com (the "Auto-By-Tel Site") for which it wishes to generate increased traffic.

E. Auto-By-Tel wishes to promote use of the Auto-By-Tel Site to Excite's users by sponsoring the Excite Automotive Channel and purchasing banner advertising on the Excite Network.

Therefore, the parties agree as follows:

1.   SPONSORSHIP OF EXCITE AUTOMOTIVE CHANNEL

     a) Auto-By-Tel will be the exclusive online automobile buying service sponsor of the Excite Automotive Channel, located at http://www.excite.com.

     b) During the term of the Agreement, Excite will not display any banner advertising or promotional placements for any of Auto-By-Tel's direct competitors (listed in Exhibit C) in the Excite Automotive Channel. Not more than once per quarter, Auto-By-Tel may update this list of competitors.



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[*] Confidential Treatment Requested


     c) In the event that Excite intends to enter into an agreement with a third party with respect to sponsorship of the Excite Automotive Channel before the expiration of the term of the Agreement, Excite will deliver to Auto-By-Tel a written notice describing the relevant opportunity. Although Excite will not be required to disclose any information in violation of any nondisclosure agreement between Excite and any third party, the notice will include information sufficient to permit Auto-By-Tel to evaluate the requirements for meeting the competing offer for sponsorship of the Excite Automotive Channel and to formulate a meaningful response. Auto-By-Tel will have ten (10) days after receipt of such written notice to provide notice to Excite that it is prepared to enter into an agreement with Excite on the same terms and conditions as Excite proposes to accept from such third party. Excite and Auto-By-Tel will then promptly commence good faith negotiations to conclude the agreement. If Auto-By-Tel rejects said offer or fails to notify Excite of its acceptance within the ten (10) day period, Excite shall have the right to enter into the agreement with such third party, provided the terms and conditions of the agreement are not less favorable to Excite than previously offered by Auto-By-Tel.

2.   MARKETING AND PROMOTION

     a) Excite will feature Auto-By-Tel in the Auto Buying Services department of the Excite Automotive Channel for the term of the Agreement.

     b) Excite will conduct three (3) two-week car give away promotions on the Excite home page promoting Auto-By-Tel during the first year of the Agreement, with one promotion coinciding with the launch of Auto-By-Tel's sponsorship and the other two to be mutually scheduled. Excite will conduct similar promotions in years two and three of the Agreement. Auto-By-Tel will provide the cars to be given away through these promotions.

     c) Auto-By-Tel will purchase banner advertising on the Excite Network in Year One of the Agreement in the amounts described in Exhibit A. Auto-By-Tel will purchase banner advertising on the Excite Network in Year Two and Year Three in amounts substantially comparable to the amounts agreed upon in Exhibit B.


     d) Excite will deliver a minimum of [*] impressions of Auto-By-Tel promotional placements during the term of the Agreement, including the placement in the Auto Buying Services department of the Excite Automotive Channel, the car give-away promotions and the banner advertisements described above, the display of Auto-By-Tel's content described below and other promotional placements that may be determined by the parties.


     e) Neither party will make any public statement, press release or other announcement relating to the terms of or existence of this Agreement without



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[*] Confidential Treatment Requested


          the prior written approval of the other. Notwithstanding the foregoing, Auto-By-Tel hereby grants to Excite the right to issue an initial press release, the timing and wording of which will be subject to Auto-By-Tel's reasonable approval, regarding the relationship between Excite and Auto-By-Tel.

3.   CONTENT PROVIDED TO EXCITE

     a) Auto-By-Tel will provide to Excite mutually agreed upon content relating to online automobile buying such as AutoSite and The Bank Rate Monitor (the "Content") which is described in Exhibit D. Excite may display the Content in the Excite Automotive Channel and in other locations in the Excite Network. Excite will determine the "look and feel" of the Excite Automotive Channel and the Excite Network.

     b) Auto-By-Tel will not provide the Content to any of Excite's competitors during the term of the Agreement, including, but not limited to, AltaVista, HotBot, Infoseek, Lycos, Search.com and Yahoo, or any other Web site promoting itself as a provider of Internet search and navigation services. Not more than once per quarter, Excite may update this list of competitors.

     c) Auto-By-Tel and Excite will determine mutually agreeable methods for the transmission and incorporation of updates to the Content. Other than updates to the Content or revisions as needed to reflect changes to Auto-By-Tel's name and/or brand, Auto-By-Tel will not alter the Content without Excite's prior consent.

     d) Auto-By-Tel will ensure that the Content will at all times feature the full array of content and functionality as made generally available by Auto-By-Tel at the Auto-By-Tel Site, through any other means of distribution of Auto-By-Tel's own branded service or through any other third-party relationship.

     e) Auto-By-Tel will have sole responsibility for providing, at its expense, the Content to Excite.

     f) Reasonable excerpts or portions of the Content may be incorporated into "Broadcast Pages" delivered by Excite via email, desktop "channels" or Internet "push" technologies. Excite will determine the "look and feel" of the Broadcast Pages.

4.   SPONSORSHIP AND ADVERTISING FEES AND REVENUE SHARING


     a) A "set-up fee" of [*] will be due to Excite upon execution of the Agreement as compensation for exclusivity, costs of initiating access to the Excite Network, programming costs associated with the incorporation of the Content into the Excite Network, set-up costs and other expenses associated




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          with Excite's initiation of the links, placements, advertisements and promotions contemplated by this Agreement.

     b) Separate and apart from the set-up fee, sponsorship and advertising fees will be due to Excite as follows:


                                      Year 1              Year 2              Year 3
                                    ----------          ----------          ----------
          Sponsorship                  [*]                  [*]                 [*]
          Banners - US                 [*]                  [*]                 [*]
          Banners - WebTV/             [*]                  [*]                 [*]
          International

          Total                        [*]                  [*]                 [*]


          In the event that Excite is unable to deliver the agreed-upon amount of banner advertising in the WebTV and/or International rotations, Excite will provide the undelivered amounts in rotation on its primary Web site.


     c) Auto-By-Tel will pay Excite a bounty per unique purchase request submitted by users referred to the Auto-By-Tel Site from the Excite Network of [*] for the first [*] unique purchase requests in each year of the Agreement, [*] for the second [*] unique purchase requests in each year of the Agreement and [*] for each unique purchase request in excess of [*] in each year of the Agreement. [*].

     d) If the number of unique purchase requests submitted by users referred directly to the Auto-By-Tel Site from the Excite Network in any year of the Agreement exceeds [*], the bounty increases to [*] for the first [*] unique purchase requests in the following year of the Agreement, [*] for the second [*] unique purchase requests
          In the following year of the Agreement and [*] for each unique purchase request in excess of [*] in the following year of the Agreement.


     e) The set-up, sponsorship and advertising fees are gross amounts and do not reflect any agency commissions to be paid by Auto-By-Tel. The bounty payment amounts are net of any agency commissions to be paid by Auto-By-Tel.

     f) Sponsorship and advertising fees will be paid in twelve equal monthly installments commencing on the execution of the Agreement. Bounty payments will be made quarterly. The parties will conduct annual reviews to ensure accurate payments and accounting.



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[*] Confidential Treatment Requested


     g) Auto-By-Tel will maintain accurate records with respect to the calculation of all payments due under this Agreement. Excite may, upon no less than thirty (30) days prior written notice to Auto-By-Tel, cause an independent Certified Public Accountant to inspect the records of Auto-By-Tel reasonably related to the calculation of such payments during Auto-By-Tel's normal business hours. The fees charged by such Certified Public Accountant in connection with the inspection will be paid by Excite unless the payments made to Excite are determined to have been less than ninety-five percent (95%) of the payment owed to Excite, in which case Auto-By-Tel will be responsible for the payment of the reasonable fees for such inspection.

5.   CUSTOMER INFORMATION

     a) Auto-By-Tel will retain all rights to customers acquired pursuant to the Agreement.

     b) Once per quarter, in connection with Auto-By-Tel's bounty payments, Auto-By-Tel will provide Excite with all of the customer information it acquires through the purchase requests submitted by users referred directly to Auto-By-Tel's Web site from the Excite Network. This customer information will be deemed to be the joint property of the parties. Under no circumstances will Excite sell, provide or transfer this customer information to any third party.

6.   OPERATIONAL SUPPORT

     a) Excite will provide, at its sole expense, Account Management support of the Auto Buying Services department of the Excite Automotive Channel sufficient to support for the level of sales and marketing contemplated by the Agreement.

     b) The parties will hold formal reviews on a monthly basis to maintain anticipated results according to the sponsorship objectives. Advertising and sponsorship placements will be adjusted monthly by mutual agreement.

7.   TERM AND TERMINATION

     a)   The Agreement will have an initial term [*].


     b) Auto-By-Tel will have the option to cancel the Agreement if, at the end of the first year of the Agreement, users referred to the Auto-By-Tel Site from the Excite Network do not submit [*] unique purchase requests.


     c) Either party may terminate this Agreement it the other party materially breaches its obligations hereunder and such breach remains uncured for thirty (30) days following the notice to the breaching party of the breach, with the following exceptions:



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          (i)  In the event of three or more errors, failures or outages of the
               Content in any thirty (30) day period, Excite may elect to immediately terminate this Agreement upon written notice to Auto-By-Tel and enter into an other arrangements for the acquisition of similar content; or

          (ii) Auto-By-Tel will ensure that the Content will at all times be at least comparable to any other source of similar topical content available on the Internet in terms of the following factors, taken as a whole: (i) breadth and depth of coverage, (ii) timeliness of content updates and (iii) reputation and ranking based on a cross-section of third party reviewers in terms of features, functionality, quality and other qualitative factors. In the event that Auto-By-Tel fails to meet these quality criteria, Excite may terminate this agreement on thirty (30) days written notice and enter into an other arrangements for the acquisition of similar content.

     d) All payments that have accrued prior to the termination or expiration of this Agreement will be payable in full within thirty (30) days thereof.

     e) The provisions of Section 10 (Confidentiality), Section 11 (Warranty and Indemnity), Section 12 (Limitation of Liability) and Section 13 (Dispute Resolution) will survive any termination or expiration of this Agreement.


8.   CONTENT OWNERSHIP AND LICENSE

     a) Auto-By-Tel will retain all right, title and interest in and to the Content worldwide (including, but not limited to, ownership of all copyrights and other intellectual property rights therein). Subject to the terms and conditions of this Agreement, Auto-By-Tel hereby grants to Excite a royalty-free, nonexclusive, worldwide license to use, reproduce, distribute, transmit and publicly display the Content in accordance with this Agreement and to sublicense the Content to Excite's wholly-owned subsidiaries or to joint ventures in which Excite participates for the sole purpose of using, reproducing, distributing, transmitting and publicly displaying the Content in accordance with this Agreement.

     b) Excite will retain all right, title, and interest in and to the Excite Network and the Broadcast Pages worldwide (including, but not limited to, ownership of all copyrights, look and feel and other intellectual property rights therein).

9.   TRADEMARK OWNERSHIP AND LICENSE

     a) Auto-By-Tel will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, subject to the limited license granted to Excite hereunder.



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     b)   Excite will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, subject to the limited license granted to Auto-By-Tel hereunder.

     c) Each party hereby grants to the other a non-exclusive, limited license to use its trademarks, service marks or trade names only as specifically described in this Agreement. All such use shall be in accordance with each party's reasonable policies regarding advertising and trademark usage as established from time to time.

     d) Upon the expiration or termination of this Agreement, each party will cease using the trademarks, service marks and/or trade names of the other except:

          i)   As the parties may agree in writing; or

          ii)  To the extent permitted by applicable law.

10.  CONFIDENTIALITY

     a) For the purposes of this Agreement, "Confidential Information" means information about the disclosing party's (or its suppliers') business or activities that is proprietary and confidential, which shall include all business, financial, technical and other information of a party marked or designated by such party as "confidential" or "proprietary"; or information which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as confidential.

     b) Confidential Information will not include information that (i) is in or enters the public domain without breach of this Agreement, (ii) the receiving party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation or (iii) the receiving party knew prior to receiving such information from the disclosing party or develops independently.

     c) Each party agrees (i) that it will not disclose to any third party or use any Confidential Information disclosed to it by the other except as expressly permitted in this Agreement and (ii) that it will take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

     d) Notwithstanding the foregoing, each party may disclose Confidential Information (i) to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by law or (ii) on a



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          "need-to-know" basis under an obligation of confidentiality to its legal counsel, accountants, banks and other financing sources and their advisors.

     e) The information contained in the Usage Reports provided by each party hereunder will be deemed to be the Confidential Information of the disclosing party.

     f) The terms and conditions of this Agreement will be deemed to be the Confidential Information of each party and will not be disclosed without the written consent of the other party.

11.  WARRANTY AND INDEMNITY

     a) Auto-By-Tel warrants that it owns, or has obtained the right to distribute and make available as specified in this Agreement, any and all content provided to Excite or made available to third parties in connection with this Agreement.

     b) Auto-By-Tel warrants that the Content will comply with the description and technical specifications contained in Exhibit D.

     c) Auto-By-Tel will indemnify, defend and hold harmless Excite, its affiliates, officers, directors, employees, consultants and agents from any and all third party claims, liability, damages and/or costs (including, but not limited to, attorneys fees) arising from:

          i) The breach of any warranty, representation or covenant in this Agreement;

          ii) Any claim that the Content infringes or violates any third party's copyright, patent, trade secret, trademark, right of publicity or right of privacy or contains any defamatory content; or

          iii) Any claim arising from content displayed on the Auto-By-Tel Site.

          Excite will promptly notify Auto-By-Tel of any and all such claims and will reasonably cooperate with Auto-By-Tel with the defense and/or settlement thereof; provided that, it any settlement requires an affirmative obligation of, results in any ongoing liability to or prejudices or detrimentally impacts Excite in any way and such obligation, liability, prejudice or impact, can reasonably be expected to be material, then such settlement shall require Excite's written consent (not to be unreasonably withheld or delayed) and Excite may have its own counsel in attendance at all proceedings and substantive negotiations relating to such claim,

     d) EXCEPT AS SPECIFIED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING ALL IMPLIED WARRANTIES OF



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          MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE REGARDING SUCH
          SUBJECT MATTER.

12.  LIMITATION OF LIABILITY

     EXCEPT UNDER SECTION 11(c), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE LIABILITY OF EXCITE FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER, WHETHER IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY, IS LIMITED TO, AND WILL NOT EXCEED, THE AMOUNTS ACTUALLY PAID BY AUTO-BY-TEL TO EXCITE HEREUNDER.

13.  DISPUTE RESOLUTION

     a) The parties agree that any breach of either of the parties' obligations regarding trademarks, service marks or trade names and/or confidentiality would result in irreparable injury for which there is no adequate remedy at law. Therefore, in the event of any breach or threatened breach of a party's obligations regarding trademarks, service marks or trade names or confidentiality, the aggrieved party will be entitled to seek equitable relief in addition to its other available legal remedies in a court of competent jurisdiction. For the purposes of this section only, the parties consent to venue in either the state courts of the county in which Excite has its principal place of business or the United States District Court for the Northern District of California.

     b) In the event of disputes between the parties arising from or concerning in any manner the subject matter of this Agreement, other than disputes arising from or concerning trademarks, service marks or trade names and/or confidentiality, the parties will first attempt to resolve the dispute(s) through good faith negotiation. In the event that the dispute(s) cannot be resolved through good faith negotiation, the parties will refer the dispute(s) to a mutually acceptable mediator for hearing in the county in which Excite has its principal place of business.

     c) In the event that disputes between the parties arising from or concerning in any manner the subject matter of this Agreement, other than disputes arising from or concerning trademarks, service marks or trade names and/or confidentiality, cannot be resolved through good faith negotiation and mediation, the parties will refer the dispute(s) to the American Arbitration Association for resolution through binding arbitration by a single arbitrator pursuant to the American Arbitration Association's rules applicable to



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          commercial disputes. The arbitration will be held in the county in which Excite has its principal place of business.

14.  GENERAL

     a) Assignment. Neither party may assign this Agreement, in whole or in part, without the other party's written consent (which will not be unreasonably withheld), except that no such consent will be required in connection with a merger, reorganization or sale of all, or substantially all, of such party's assets. Any attempt to assign this Agreement other than as permitted above will be null and void.

     b) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, notwithstanding the actual state or country of residence or incorporation of Auto-By-Tel.

     c) Notice. Any notice under this Agreement will be in writing and delivered by personal delivery, express courier, confirmed facsimile, confirmed email or certified or registered mail, return receipt requested, and will be deemed given upon personal delivery, one (1) day after deposit with express courier, upon confirmation of receipt of facsimile or email or five (5) days after deposit in the mail. Notices will be sent to a party at its address set forth below or such other address as that party may specify in writing pursuant to this Section.

     d) No Agency. The parties are independent contractors and will have no power or authority to assume or create any obligation or responsibility on behalf of each other. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

     e) Force Majeure. Any delay in or failure of performance by either party under this Agreement will not be considered a breach of this Agreement and will be excused to the extent caused by any occurrence beyond the reasonable control of such party including, but not limited to, acts of God, power outages and governmental restrictions.

     f) Severability. In the event that any of the provisions of this Agreement are held by to be unenforceable by a court or arbitrator, the remaining portions of the Agreement will remain in full force and effect.

     g) Entire Agreement. This Agreement is the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding any prior agreements and communications (both written and oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.



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Auto-By-Tel                                  Excite, Inc.

By: /s/ Mark W. Lorimir                      By: /s/ Robert C. Hood
    --------------------------------             ------------------------------
Name:   Mark W. Lorimir                      Name:   Robert C. Hood
      ------------------------------               ----------------------------
Title:  EVP & COO                            Title:  EVP & CFO
      ------------------------------               ----------------------------

Date: ______________________________         Date: ____________________________

[ADDRESS]                                    555 Broadway
                                             Redwood City, California 94063
                                             415.568.6000 (voice)
                                             415.568.6030 (fax)



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                                    EXHIBIT C


                         AUTO-BY-TEL LIST OF COMPETITORS

                                    EXHIBIT D



                CONTENT DESCRIPTION AND TECHNICAL SPECIFICATIONS



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               CONTENT LICENSE AND CHANNEL SPONSORSHIP TERM SHEET

This term sheet describes the basic points regarding a proposed transaction between Excite, Inc. ("Excite") and Auto-By-Tel. The parties will enter into a definitive agreement ("Agreement") incorporating the terms and conditions contained in this term sheet as soon as reasonably possible. Until the execution of the Agreement, the parties will be bound by the terms and conditions contained in this term sheet.

1.   SPONSORSHIP OF EXCITE AUTOMOTIVE CHANNEL

     a) Auto-By-Tel will be the exclusive online automobile buying service sponsor of the Excite Automotive Channel, located at http://www.excite.com. If, based upon customer feedback, Excite reasonably establishes that the user traffic level on this channel is not being optimized due to a lack of diversity in the user experience, the parties will work together in good faith to test enhancements for the user experience and to generate optimum traffic.

     b) During the term of the Agreement, Excite will not display any banner advertising or promotional placements for any of Auto-By-Tel's direct competitors in the Excite Automotive Channel.

     c) Auto-By-Tel will have a right of first refusal to renew its sponsorship of the Excite Automotive Channel upon the expiration of the Agreement.

2.   MARKETING AND PROMOTION

     a) Excite will feature Auto-By-Tel in the Auto Buying Services department of the Excite Automotive Channel for the term of the Agreement.


     b) Excite will conduct three (3) two-week car give away promotions on the Excite home page promoting Auto-By-Tel during the [*] of the Agreement, with one promotion coinciding with the launch of Auto-By-Tel's sponsorship and the other two to be mutually scheduled. Excite will conduct similar promotions three (3) times per year in years [*] of the Agreement. Auto-By-Tel will provide the cars to be given away through these promotions.


     c) Auto-By-Tel will purchase banner advertising on the Excite Network in the amounts described below,


     d) Excite will deliver an annual minimum of [*] impressions of Auto-By-Tel promotional placements during the term of the Agreement, including the placement in the Auto Buying Services department of the Excite Automotive Channel, the car give-away promotions and the banner advertisements described above, the display of Auto-By-Tel's Content (described below) and




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[*] Confidential Treatment Requested



          other promotional placements that may be agreed upon by the parties. Attached Exhibits A and B are examples of a Year One Promotional Plan and a [*] Promotional Plan, respectively.


     e)   The parties will issue an initial, mutually agreed upon press release.

3.   CONTENT PROVIDED TO EXCITE

     a) Auto-By-Tel will provide to Excite mutually agreed upon content relating to online automobile buying such as AutoSite and The Bank Rate Monitor (the "Content"). Excite may display the Content in the Excite Automotive Channel and in other locations in the Excite Network. Excite will determine the "look and feel" of the Excite Automotive Channel and the Excite Network.

     b) Auto-By-Tel and Excite will determine mutually agreeable methods for the transmission and incorporation of updates to the Content.

     c) Reasonable excerpts or portions of the Content may be incorporated into "Broadcast Pages" delivered by Excite via email, desktop "channels" or Internet "Push" technologies. Excite will determine the "look and feel" of the Broadcast Pages.

4.   SPONSORSHIP AND ADVERTISING FEES AND REVENUE SHARING


     a) A set-up fee of [*] will be due to Excite upon execution of the Agreement as compensation for exclusivity, costs of initiating access to the Excite Network, programming costs associated with the incorporation of the Content into the Excite Network, set-up costs and other expenses associated with Excite's initiation of the links, placements, advertisements and promotions contemplated by this Agreement.


     b)   Sponsorship and advertising fees will be due to Excite as follows:


                                      Year 1              Year 2              Year 3
                                    ----------          ----------          ----------
          Sponsorship                   [*]                 [*]                 [*]
          Banners - US                  [*]                 [*]                 [*]
          Banners - WebTV/              [*]                 [*]                 [*]
          International

          Total                         [*]                 [*]                 [*]


          In the event that Excite is unable to deliver the agreed-upon amount of banner advertising in the WebTV and/or international rotations, Excite will provide the undelivered amounts in rotation on its primary Web site.

[*] Confidential Treatment Requested



     c) Auto-By-Tel will pay Excite a bounty per unique auto purchase request (the "Bounty") submitted by users referred to Auto-By-Tel's Web site from the Excite Network. The Bounty will be payments of [*] for the first [*] unique auto purchase requests in each year of the Agreement, [*] for the second [*] unique auto purchase requests in each year of the Agreement and [*] for each unique auto purchase request in excess of [*] in each year of the Agreement. For the purposes of the Agreement, a "unique auto purchase request" is one new-automobile purchase or lease request submitted by any particular user in a sixty (60) day period, as measured by Auto-By-Tel.

     d) If the number of unique auto purchase requests submitted by users referred to Auto-By-Tel's Web site from the Excite Network in any year of the Agreement exceeds [*], the Bounty increases to [*] for the first [*] unique auto purchase requests In the subsequent year(s) of the Agreement, [*] for the second [*] unique auto purchase requests in the subsequent year(s) of the Agreement and [*] for each unique auto purchase request in excess of [*] in the subsequent year(s) of the Agreement.


     e) The set-up, sponsorship and advertising fees are gross amounts and do not reflect any agency commissions to be paid by Auto-By-Tel. The Bounty payment amounts are net of any agency commissions to be paid by Auto-By-Tel.

     f) Sponsorship and advertising fees will be paid in twelve equal monthly installments commencing on the execution of the Agreement. Bounty payments will be made quarterly. The parties will conduct annual reviews to ensure accurate payments and accounting.

5.   CUSTOMER INFORMATION

     a) Auto-By-Tel will retain all rights to customers acquired pursuant to the Agreement.

     b) Once per quarter, in connection with Auto-By-Tel's Bounty payments, Auto-By-Tel will provide Excite with all of the customer information it acquires through the purchase requests submitted by users referred directly to Auto-By-Tel's Web site from the Excite Network. This customer information will be deemed to be the joint property of the parties. Under no circumstances will Excite sell, provide or transfer this customer information to any third party.

6.   OPERATIONAL SUPPORT

     a) Excite will provide. at its sole expense, Account Management support of the Auto Buying Services department of the Excite Automotive Channel sufficient

[*] Confidential Treatment Requested


          to support for the level of sales and marketing contemplated by the Agreement.

     b) The parties will hold formal reviews on a monthly basis to maintain anticipated results according to the sponsorship objectives. Advertising and sponsorship placements will be adjusted monthly by mutual agreement,

7.   TERM AND TERMINATION


     a)   The Agreement will have an initial term [*].

     b) Auto-By-Tel will have the option to cancel the Agreement it, at the end of the first year under the term of the Agreement, users referred to Auto-By-Tel's Web site from the Excite Network do not submit
          [*] unique AUTO purchase requests.

     c) Excite will have the option to cancel the Agreement if. at the end of the [*] under the term of the Agreement, Excite has not received an aggregate of [*] million in Bounty.


     d) Either party may terminate if the other party breaches the Agreement and the breach remains uncured for thirty (30) days.

8.   CONTENT OWNERSHIP AND LICENSE

          Auto-By-Tel will retain all right, title and interest in and to the Content worldwide, subject to a limited license necessary to perform the Agreement. Excite will retain all right, title, and interest in and to the Excite Network, the Excite Automotive Channel and the Broadcast Pages worldwide.

9.   TRADEMARK OWNERSHIP AND LICENSE

          Auto-By-Tel and Excite will retain all right, title and Interest in and to their trademarks, service marks and trade names worldwide, subject to limited cross-licenses necessary to perform the Agreement.

10.  CONFIDENTIALITY

          The terms and conditions of the Agreement will be confidential.

11.  WARRANTY AND INDEMNITY

          Auto-By-Tel will indemnify Excite from third party claims that the Content infringes or violates any third party's copyright, patent, trade secret, trademark. right of publicity or right of privacy or contains any defamatory content,

12.  LIMITATION OF LIABILITY

          Except for liability for indemnity, neither Party will have liability for any damages other than direct damages. Excite's liability will be limited to the amounts actually paid by Auto-By-Tel.

13.  DISPUTE RESOLUTION

          Disputes about trademarks, service marks, trade names and confidentiality can be resolved in court. All other disputes must be resolved through mediation and then binding arbitration. All proceedings will be held in the county in which Excite has its principal place of business.

14.  GENERAL

          The Agreement will be governed by California law.

Excite, Inc.                                Auto-By-Tel

By: [SIG]                                   By: /s/ MARK W. LORIMER
    --------------------------                  --------------------------
Name: [ILLEGIBLE]                           Name. Mark W. Lorimer
      ------------------------                    ------------------------
Title: Pres. and CEO                        Title: EVP & COO
       -----------------------                     -----------------------
Date: 9/10/97                               Date: 9/12/97
      ------------------------                    ------------------------

[*] Confidential Treatment Requested



                             AUTO-BY-TEL AND EXCITE
                              [*] PROMOTIONAL PLAN
                                   EXHIBIT A




                            [COLUMN HEADS ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------

BASE PAYMENT                  10/1      Base payment excluding Purchase         Y              [*]
                                        requests

EXCITE AUTOMOTIVE CHANNEL

Sole buying service           10/1      Link under "Buying Services" to         Y    [*]       [*]             [*]
sponsorship with link off               custom area
home page to Custom area                Link under "Used Cars": Search ABT's    Y
                                        Used Car Cyberstore
                                        Link under "News": Weekly Automotive    Y
                                        Report
                                        Link under "Insurance & Finance":       Y
                                        Generic
                                        Text/graphic on all pages               Y

KEYWORDS*

Excite (Auto brand, keyword)  10/1      Minimum 12.5% "Gen'l Auto"* per month   Y**   [*]       [*]             [*]
                                        Integrated Search                             [*]
                                                                                      ------
                                                                                      [*]

Webcrawler (Auto brand,       10/1      Minimum 15% "Gen'l Auto"* per month     N     [*]       [*]             [*]
keyword)

LIFESTYLE DIRECTORIES/GEN'L

Various & Specific            10/1      Business & Investing                    N     [*]       [*]             [*]
preferences                             Shopping
                                        Computers & Internet

General Rotation              10/1      Various keyword results                 N     [*]       [*]             [*]

AUTOMOTIVE SHOPPING***        10/1      Graphic link                            N     [*]       [*]
[*] imp's/year

EXCITE HOME PAGE SPONSOR***
2 Weeks on Home Page (3X/yr.) 10/1      Car giveaway [*]                        Y     [*]       [*]
[*] imp's/wk.                           subsequent years)
                                        ABT to provide cars [*] retail
                                        value per car)

WEB TV, EUROPE, CANADA

Programs TBD                  10/1      25% Auto keywords on Web TV/possible    Y     [*]        [*]            [*]
                                        in Auto area
                                        Auto Keywords (Europe/Canada)          TBD

     TOTAL                                                                            [*]        [*]            [*]

PURCHASE REQUEST PROGRAM

[*] Unique requests annual   10/1       Net: [*] up to [*], [*] up to [*],     N/A              [*]
guarantee                               [*] after [*].
                                        [*] [*], [*], [*]

     GRAND TOTAL                                                                      [*]        [*]            [*]




* Keywords: Car(s), Auto(s), Automobile(s), Automotive, Dealer, Incentive, Buyer(s)

** Category Exclusivity on the [*] Keywords listed above only, not Auto brand words

*** impressions included within Autochannel

[*] Confidential Treatment Requested

                             AUTO-BY-TEL AND EXCITE
                              [*] PROMOTIONAL PLAN
                                   EXHIBIT B

                                                                             Date of      Impression       Negotiate
Content Area                   Description
BASE PAYMENT                    Base payment excluding Purchase requests           Y                       [*]             [*]

EXCITE AUTOMOTIVE CHANNEL
Sole buying service sponsorship Link under "Buying Services" to Custom area        Y     [*]   [*]         [*]             [*]
with link off home page to      "Used Cars": Search ABT's Used Car Cyberstore      Y
custom area                     Link under "News": Weekly Automotive Report        Y
                                Link under "Insurance & Finance". Generic          Y
                                Text/graphic on all pages                          Y

KEYWORDS*
Excite (Auto brand, keyword)    Minimum 12.5% "Gen'l Auto"*                        Y     [*]   [*]         [*]             [*]
                                Integrated Search

Webcrawler (Auto brand,
keyword)                        Minimum 15% "Gen'l Auto"* per month                N     [*]   [*]         [*]             [*]

LIFESTYLE DIRECTORIES/GEN'L
Various Specific Preferences    Business Investing                                 N           [*]         [*]             [*]
                                Shopping
                                Computers & Internet

General Position                Various keyword results                            N     [*]   [*]         [*]             [*]

AUTOMOTIVE SHOPPING***          Graphic link                                       N     [*]               [*]             [*]
[*] imp's/year

EXCITE HOME PAGE SPONSOR***
2 weeks on Home Page [*]        Car giveaway [*] in 1997 [*] subsequent years      Y     [*]               [*]             [*]
[*] imp's/wk.                   ABT to provide cars ([*] retail value per
                                car)

WEB TV, EUROPE, CANADA
Programs TBD                    25% Auto keywords on Web TV/possible in Auto area  Y     [*]   [*]         [*]             [*]
                                Auto Keywords (Europe/Canada)                     100

    TOTAL                                                                                [*]   [*]         [*]             [*]

PURCHASE REQUEST PROGRAM

[*] Unique requests             Net [*] illegible to [*], $?? after [*]           N/A                      [*]             [*]
annual guarantee                Years ??? illegible

GRAND TOTAL                                                                              [*]   [*]         [*]             [*]




BASE PAYMENT                    Base payment excluding Purchase (requests)         Y
                                                                                       [*]          [*]
EXCITE AUTOMOTIVE CHANNEL
Sole buying service sponsorship Link under "Buying Services" to Custom area        Y   [*]          [*]           [*]       [*]
with link off home page to      "Used Cars": Search ABT's Used Car Cyberstore      Y
custom area                     Link under "News": Weekly Automotive Report        Y
                                Link under "Insurance & Finance" Generic           Y
                                Text/graphic on all pages                          Y

KEYWORDS*
Excite (Auto brand, keyword)    Minimum 12.5% "Gen'l Auto"*                        Y   [*]          [*]           [*]       [*]
                                Integrated Search

Webcrawler (Auto brand,                                                                [*]          [*]           [*]       [*]
keyword)                        Minimum 15% "Gen'l Auto"* per month                N

LIFESTYLE DIRECTORIES/GEN'L                                                            [*]          [*]           [*]       [*]
Various Specific Preferences    Business Investing                                 N
                                Shopping
                                Computers & Internet
                                                                                       [*]          [*]           [*]       [*]
General Position                Various keyword results                            N
                                                                                       [*]          [*]           [*]       [*]
AUTOMOTIVE SHOPPING***          Graphic link                                       N
[*] imp's/year

EXCITE HOME PAGE SPONSOR***                                                            [*]          [*]           [*]       [*]
2 weeks on Home Page (3x/yr.)   Car giveaway (1X in 1997 [*] subsequent years      Y
[*] imp's/wk.                   ABT to provide cars ([*] retail value per
                                car)

WEB TV, EUROPE, CANADA                                                                 [*]          [*]           [*]       [*]
Programs TBD                    25% Auto keywords on Web TV/possible in Auto area  Y
                                Auto Keywords (Europe/Canada)                     100
                                                                                       [*]          [*]           [*]       [*]
    TOTAL

PURCHASE REQUEST PROGRAM

[*] Unique requests             Net [*] up to [*], [*] up to [*], [*] after        ?   [*]          [*]
annual guarantee                [*]. Years 2 & 3: [*], [*], [*]

GRAND TOTAL                                                                            [*]          [*]           [*]       [*]


  *Keywords: Car(1), Auto(2), Automobile(3), AutoCenter, Dealer Incentive,
   Buyer(s).

 **Category Exclusivity on the [*] keywords rated above only, not auto brand words.

***impressions included within Autochannel number.

[*] Confidential Treatment Requested


                             Auto-By-Tel and Excite
                              [*] Promotional Plan
                                   EXHIBIT A


------------------------------------------------------------------------------------------------------------------------------------
                             Material    Start                                             Date of   Impression   Negotiate
Content Area               Closing Date   Date                    Description               ???????    ????????     ??????     GBM
------------------------------------------------------------------------------------------------------------------------------------
BASE PAYMENT                              10/1    Base payment excluding Purchase requests     Y                  [*]

EXCITE AUTOMOTIVE CHANNEL
Sole buying service sponsorship           10/1    Link under "Buying Services" to custom area  Y      [*]         [*]        [*]
with link off home page to Custom area            Link under "Used Cars": Search ABT's Used
                                                     Car Cyberstore                            Y
                                                  Link under "News": Weekly Automotive Report  Y
                                                  Link under "Insurance & Finance": Generic    Y
                                                  Text/graphic on all pages                    Y

KEYWORDS*
Excite (Auto brand, keyword)             10/1     Minimum 12.5% "Gen'l Auto"* per month       Y**     [*]         [*]        [*]
                                                  Integrated Search                                   [*]
                                                                                                      --------
                                                                                                      [*]
Webcrawler (Auto brand, keyword)         10/1     Minimum 15% "Gen'l Auto"* per month          N      [*]         [*]        [*]

LIFESTYLE DIRECTORIES/GEN'L
Various & Specific preferences           10/1     Business & Investing                         N      [*]         [*]        [*]
                                                  Shopping
                                                  Computers & Internet

General Rotation                         10/1     Various keyword results                      N      [*]         [*]        [*]

AUTOMOTIVE SHOPPING***                   10/1     Graphic link                                 N      [*]         [*]
[*] imp's/year

EXCITE HOME PAGE SPONSOR***
2 Weeks on Home Page (3X/yr.)            10/1     Car giveaway (1X in 1997 3X/yr
                                                  subsequent years)                            Y      [*]         [*]
[*] imp's/wk.                                     ABT to provide cars ([*] retail
                                                  value per car)

WEB TV, EUROPE, CANADA
Programs TBD                             10/1     25% Auto keywords on Web TV/ possible        Y      [*]         [*]        [*]
                                                  in Auto area
                                                  Auto Keywords (Europe/Canada)                TBD

                   TOTAL                                                                              [*]         [*]        [*]

PURCHASE REQUEST PROGRAM
[*] Unique requests annual guarantee     10/1     Net: [*] up to [*], [*] up to [*], [*]
                                                  after [*].                                   N/A               [*]
                                                  [*] [*], [*], [*]

              GRAND TOTAL                                                                             [*]         [*]        [*]


  *Keywords: Car(s), Auto(s), Automobile(s), Automotive, Dealer, Inventive,
   Buyer(s).

 **Category Exclusively on the [*] Keywords listed above only not Auto brand words.

***impressions included within Autochannel number.

[*] Confidential Treatment Requested


                             AUTO-BY-TEL AND EXCITE
                              [*] PROMOTIONAL PLAN
                                   EXHIBIT B


BASE PAYMENT                      Base payment excluding Purchase requests     Y                          [*]            [*]

EXCITE AUTOMOTIVE CHANNEL
Sole buying service sponsorship   Link under "Buying Services" to custom area  Y    [*]         [*]       [*]            [*]
with link off home page to        Link under "Used Cars": Search ABT's Used    Y
Custom area                       Car Cyberstore                               Y
                                  Link under "News": Weekly Automotive Report  Y
                                  Link under "Insurance & Finance": Generic    Y
                                  Text/graphic on all pages
KEYWORDS*
Excite (Auto brand, keyword)      Minimum 12.5% "Gen'l Auto"* per month       Y**   [*]         [*]       [*]            [*]
                                  Integrated Search

Webcrawler (Auto brand, keyword)  Minimum 15% "Gen'l Auto"* per month          N    [*]         [*]       [*]            [*]

LIFESTYLE DIRECTORIES/GEN'L
Various & Specific preferences    Business & Investing                         N    [*]         [*]       [*]            [*]
                                  Shopping
                                  Computers & Internet

General Rotation                  Various keyword results                      N    [*]         [*]       [*]            [*]

AUTOMOTIVE SHOPPING***            Graphic link                                 N    [*]                   [*]            [*]
[*] imp's/year

EXCITE HOME PAGE SPONSOR***
2 Weeks on Home Page [*]          Car giveaway(1x in 1997, 3X/yr subsequent    Y    [*]                   [*]            [*]
[*] imp's/wk                      years) ABT to provide cars ([*] retail
                                  value per car)

WEB TV, EUROPE, CANADA
Programs TBD                      25% Auto keywords on Web TV/possible in      Y    [*]         [*]       [*]            [*]
                                  Auto area                                   TBD
        TOTAL                     Auto Keyword (Europe Canada)                      [*]         [*]       [*]            [*]

PURCHASE REQUEST PROGRAM
[*] Unique requests annual        Net: [*] up to [*], [*], up to [*]          N/A                         [*]            [*]
guarantee                         [*].
                                  [*] [*], [*], [*]
        GRAND TOTAL                                                                 [*]         [*]       [*]            [*]




BASE PAYMENT                      Base payment excluding Purchase requests          [*]          [*]

EXCITE AUTOMOTIVE CHANNEL
Sole buying service sponsorship   Link under "Buying Services" to custom area       [*]         [*]       [*]            [*]
with link off home page to        Link under "Used Cars": Search ABT's Used
Custom area                       Car Cyberstore
                                  Link under "News": Weekly Automotive Report
                                  Link under "Insurance & Finance": Generic
                                  Text/graphic on all pages
KEYWORDS*
Excite (Auto brand, keyword)      Minimum 12.5% "Gen'l Auto"* per month             [*]         [*]       [*]            [*]
                                  Integrated Search

Webcrawler (Auto brand, keyword)  Minimum 15% "Gen'l Auto"* per month               [*]         [*]       [*]            [*]

LIFESTYLE DIRECTORIES/GEN'L
Various & Specific preferences    Business & Investing                              [*]         [*]       [*]            [*]
                                  Shopping
                                  Computers & Internet

General Rotation                  Various keyword results                           [*]         [*]       [*]            [*]

AUTOMOTIVE SHOPPING***            Graphic link                                      [*]         [*]       [*]
[*] imp's/year

EXCITE HOME PAGE SPONSOR***
2 Weeks on Home Page (3X/yr.)     Car giveaway [*] in 1997, [*] subsequent          [*]         [*]       [*]
[*] imp's/wk                      years) ABT to provide cars ([*] retail
                                  value per car)

WEB TV, EUROPE, CANADA
Programs TBD                      25% Auto keywords on Web TV/possible in           [*]         [*]       [*]            [*]
                                  Auto area
        TOTAL                     Auto Keyword (Europe Canada)                      [*]         [*]       [*]            [*]

PURCHASE REQUEST PROGRAM
[*] Unique requests annual        Net: [*] [*], [*],                                [*]         [*]
guarantee                         [*]
                                  Years 2 & 3: [*], [*], [*]
        GRAND TOTAL                                                                 [*]         [*]       [*]            [*]


* Keywords: Car(s), Auto(s), Automobile(s), Automotive, Dealer, Incentive, Buyer(s).

** Category Exclusivity on the [*] Keywords listed above only, not Auto brand words.

*** impressions included within Autochannel number.